OTHER ACCOUNTS RECEIVABLE AND PREPAID EXPENSES (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
OTHER ACCOUNTS RECEIVABLES AND PREPAID EXPENSES [Line Items]
Prepaid expenses	$ 148	$ 267
Government authorities	32	47
Security deposits	73	65
Royalty-bearing grants	22	128
Amounts due from Patent License Agreement (Note 2k)	0	1,600
Other	16	30
Other accounts receivable and prepaid expenses, total	$ 291	$ 2,137